SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                      _____________________

                           FORM 8-K/A

                       AMENDMENT NO. 1 TO
                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



                    Date of Report/Amendment

                          June 11, 1999
           (to Current Report dated February 17, 1999)

     CALIFORNIA INFRASTUCTURE AND ECONOMIC DEVELOPMENT BANK
                  SPECIAL PURPOSE TRUST PG&E-1
                  (Issuer of the Certificates)

                        PG&E FUNDING LLC
       (Exact name of registrant as specified in charter)



Delaware                 333-30715                    94-3274751

(State of           (Commission File Number)         (IRS Employer
 incorporation)                                   Identification No.)


 245 Market Street, Room 424
 San Francisco, California                                94105

(Address of principal executive offices)               (Zip Code)


                            (415) 972-5467

                 (Registrant's telephone number,
                      including area code)

                               N/A

  (Former name or former address, if changed since last report)

The registrant's Current Report on Form 8-K dated February 17,
1999, is amended in its entirety as follows:

Item 4.  Changes in Registrant's Certifying Accountant

PG&E Funding LLC is a special purpose, single member limited liability company organized under the laws of the State of Delaware. Effective February 17, 1999, the Board of Directors of PG&E Funding LLC declined to reappoint Arthur Andersen LLP ("AA"), as the independent public accountants to examine its financial statements for fiscal year 1999. AA's reports on the financial statements of PG&E Funding LLC for fiscal year 1997 and 1998, did not contain an adverse opinion or a disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope, or accounting principles. The audit for fiscal year 1998 was completed on March 30, 1999 and filed with the Securities and Exchange Commission with the registrant's annual report on Form 10-K on March 31, 1999. During 1997 and 1998 and the subsequent interim period through March 31, 1999, there were no disagreements (as such term is defined in instruction 4 to Item 304 of Securities and Exchange Commission Regulation S-K) with AA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of AA would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. Attached hereto is a copy of a letter from Arthur Andersen LLP to the Securities and Exchange Commission indicating it agrees with the statements made in this report.

On February 17, 1999, the Board of Directors of PG&E Funding LLC selected Deloitte and Touche LLP as the independent public accountants to examine its financial statements for fiscal year
1999.


Item 7. Financial Statements, Pro Forma Financial Information, and Exhibits

Exhibit No.                        Description

     16        Letter from Arthur Andersen LLP to Securities and
Exchange Commission

                            SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PG&E FUNDING LLC
                                   (Registrant)


                                     GABRIEL B. TOGNERI

Dated: June 10, 1999               By:
                                   Name: Gabriel B. Togneri
                                   Title: Treasurer

                          EXHIBIT INDEX



Exhibit No.                        Description

     16        Letter from Arthur Andersen LLP to Securities and
                    Exchange Commission